UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  March 4, 2002
                Date of Report (Date of earliest event reported)


                        AUDIO VISUAL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)


          DELAWARE                    1-14234                    13-3466655
(State or other jurisdiction of     (Commission                (I.R.S. Employer
incorporation or organization)      file number)             Identification No.)

111 WEST OCEAN BOULEVARD, SUITE 1110, LONG BEACH, CALIFORNIA              90802
(Address of principal executive offices)                             (Zip code)


                                 (562) 366-0620
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address if changed since last report.)

Item 5.  Other Events.

         As previously reported in a Current Report on Form 8-K filed on December 18, 2001 Audio Visual Services Corporation (the "Company"), and its direct and indirect domestic subsidiaries, Audio Visual Services (NY) Corporation, AVSC Intellectual Property Management, Inc., Audio Visual Services Group, Inc., Visual Action Holdings, Inc., and HRI, V.I., Inc. (collectively, the "Subsidiaries"), filed a joint voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code on December 17, 2001 (the "Petition Date") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). The Company and the Subsidiaries emerged from bankruptcy protection after the Bankruptcy Court confirmed the Company's First Amended Joint Plan of Reorganization (the "Plan") on February 20, 2002. The Plan became effective on March 4, 2002 (the "Effective Date"). In connection with effectiveness of the Plan, the existing common stock (including restricted common stock issued to employees and directors of the Company and the Subsidiaries) and all incentive stock options, non-qualified stock options, and stock appreciation rights granted under any Company-sponsored stock option plans, and any other options, warrants, or rights, contractual or otherwise, if any, to acquire or receive an equity interest in the Company (whether or not arising under or in connection with any employment agreement with the Company or any Subsidiary), including, without limitation, any agreements or understandings with employees of the Company and the Subsidiaries as to equity enhancements or equity guarantees, authorized as of the Petition Date, have been cancelled and no longer represent any ownership interest in the Company. In partial satisfaction of the claims of certain secured creditors of the Company and the Subsidiaries, the Company issued, upon effectiveness of the Plan, 100% of the new common stock of the Company, subject only to dilution for options and restricted stock reserved for issuance to key employees of the Company and the Subsidiaries and to outside directors of the Company.

         In connection with the cancellation of all former equity interests as discussed above, the Company will promptly file with the Securities and Exchange Commission a Form 15 to terminate registration of its common stock under Rule 12g-4 of the Securities Exchange Act of 1934, as amended.

         A copy of the press release, dated March 5, 2002, issued by the Company is attached as an exhibit to this report and is incorporated herein by reference.

                                  EXHIBIT INDEX

Exhibit
   No.            Description
----------        --------------
99.1              Press Release issued by the registrant, dated March 5, 2002.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AUDIO VISUAL SERVICES CORPORATION

Date:  March 5, 2002
                                       /s/ Digby J. Davies
                                       ---------------------------------------
                                       Name:    Digby J. Davies
                                       Title:   President, Chief Operating
                                                Officer, Acting Chief Financial
                                                Officer and Director